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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): NOVEMBER 5, 2003



                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                         0-19806                       76-0236465
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   file number)               Identification No.)
 incorporation)


                               CYBERONICS BUILDING
                            100 CYBERONICS BOULEVARD
                              HOUSTON, TEXAS 77058
               (Address of principal executive offices) (Zip code)


                                 (281) 228-7200
               Registrant's telephone number, including area code:


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Item 7.  Financial Statements and Exhibits

         99.1   Press Release

Item 12. Results of Operations and Financial Condition

         On November 5, 2003, Cyberonics, Inc. (the "Company") announced financial results for the second quarter ended October 24, 2003 of its fiscal year ending April 30, 2004. The Company also conducted a conference call on November 5, 2003 following the release of financial results for the second quarter ended October 24, 2003. A copy of the Company's press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in Item 12 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

                                CYBERONICS, INC.
      CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                                   (Unaudited)

                                                     FOR THE THREE MONTHS ENDED                    FOR THE SIX MONTHS ENDED
                                                 --------------------------------------      --------------------------------------
                                                 OCTOBER 24, 2003      OCTOBER 25, 2002      OCTOBER 24, 2003      OCTOBER 25, 2002
                                                 ----------------      ----------------      ----------------      ----------------
Net Sales                                          $ 29,296,746          $ 26,072,385          $ 55,979,020          $ 49,127,978
Cost of Sales                                         4,357,489             3,817,536             8,351,442             7,767,573
                                                   ------------          ------------          ------------          ------------
       Gross Profit                                  24,939,257            22,254,849            47,627,578            41,360,405
                                                   ------------          ------------          ------------          ------------
Operating Expenses:
    Selling, general & administrative                16,451,392            16,568,811            32,735,663            34,924,356
    Research & development                            4,613,688             4,594,622             8,390,178             9,390,560
                                                   ------------          ------------          ------------          ------------
       Total Operating Expenses                      21,065,080            21,163,433            41,125,841            44,314,916
                                                   ------------          ------------          ------------          ------------
       Earnings (loss) From Operations                3,874,177             1,091,416             6,501,737            (2,954,511)
Interest income                                         107,563               120,644               197,322               250,592
Interest expense                                       (134,009)             (122,576)             (277,082)             (220,428)
Other income (expense), net                             178,293               (85,378)              290,867               253,646
                                                   ------------          ------------          ------------          ------------
Earnings  ( loss) before taxes                        4,026,024             1,004,106             6,712,844            (2,670,701)
Taxes on earnings                                       178,021                    --               302,851                    --
                                                   ------------          ------------          ------------          ------------
Net earnings (loss)                                $  3,848,003          $  1,004,106          $  6,409,993          $ (2,670,701)
                                                   ============          ============          ============          ============

Basic  earnings (loss ) per share                  $       0.17          $       0.05          $       0.28          $      (0.12)
Diluted earnings (loss ) per share                 $       0.15          $       0.04          $       0.25          $      (0.12)
                                                   ============          ============          ============          ============

Shares used in computing basic earnings (loss)
    per share                                        22,802,669            21,898,881            22,611,987            21,840,377
Shares used in computing diluted earnings (loss)
    per share                                        26,362,832            23,518,576            25,551,220            21,840,377

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                                CYBERONICS, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                             OCTOBER 24, 2003     APRIL 25, 2003
                                             ----------------     --------------
                                                (Unaudited)          (Audited)
                 ASSETS

Current Assets
  Cash and cash equivalents                    $55,310,700         $43,576,305
  Accounts receivable, net                      17,179,519          14,164,771
  Inventories                                    6,132,826           6,046,106
  Other current assets                           1,186,969           1,344,777
                                               -----------         -----------
       Total Current Assets                     79,810,014          65,131,959
Property and equipment, net and other assets     8,719,947           9,822,772
                                               -----------         -----------
                                               $88,529,961         $74,954,731
                                               ===========         ===========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                            $27,258,695         $26,301,662

Long term liabilities                               71,687             141,066

Stockholders' equity                            61,199,579          48,512,003
                                               -----------         -----------
                                               $88,529,961         $74,954,731
                                               ===========         ===========

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CYBERONICS, INC.


                                      /s/ Pamela B. Westbrook
                                      ------------------------------------------
                                      Pamela B. Westbrook
                                      Vice President, Finance and Administration
                                       and Chief Financial Officer

Date:  November 5, 2003



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                                 EXHIBIT INDEX


    Exhibit No.          Description
    -----------          -----------

       99.1              Press Release